Exhibit 10.3
Revolving Note

$5,000,000.00	Dated as of: December 3, 2008
Chicago, Illinois	Due: November 30, 2010
FOR VALUE RECEIVED, the undersigned, Youbet.com, Inc., a Delaware corporation (“Youbet”), United Tote Company, a Montana corporation (“United Tote”), and Youbet Services Corporation, a Delaware corporation (“Youbet Services”) (Youbet, United Tote and Youbet Services are each individually a “Borrower” and collectively the “Borrowers”), jointly and severally promise to pay to the order of National City Bank, a national banking association (“Lender”), on or before November 30, 2010, the principal sum of Five Million and no/100 Dollars ($5,000,000.00), or, if less, the aggregate unpaid principal amount of all Revolving Loans Lender may have advanced to Borrowers pursuant to Section 2.1(A) of that certain Loan and Security Agreement of even date herewith by and among Lender and Borrowers (as amended, renewed or restated from time to time, the “Loan Agreement”), together with interest thereon from the date hereof at the rates and in accordance with the terms and provisions set forth in the Loan Agreement. Interest shall be calculated on the basis of a three hundred sixty (360) day year for the actual number of days in which any of the Liabilities remain outstanding. Upon maturity or an “Event of Default” (hereinafter defined), whichever is first to occur, interest shall accrue upon the outstanding Liabilities at the Default Rate. Payment of the Liabilities shall be made at One North Franklin, 20th Floor, Chicago, Illinois 60606, or at such other location as Lender may designate in writing from time to time. Capitalized terms used but not otherwise defined herein are used herein as defined in the Loan Agreement.
Each Borrower waives the right to direct the application of any and all payments at any time or times hereafter received by Lender on account of the Liabilities, and each Borrower agrees that Lender shall have the continuing exclusive right to apply and reapply any and all payments in such manner and in such order as Lender may deem advisable, including, but not limited to, the payment of any costs, fees and expenses due and owing by Borrowers to Lender.
The full and timely payment of the Liabilities and Borrowers’ full and timely performance of the Covenants are secured by security interests, liens and encumbrances granted by Borrowers to Lender pursuant to the Loan Agreement and the other agreements, instruments, documents and guaranties as heretofore, contemporaneously herewith or may hereafter be executed and delivered to Lender by Borrowers and any other persons and entities, from time to time, as the case may be, evidencing, securing or guarantying the Liabilities and the Covenants (collectively the “Collateral Documents”), including, without limitation: (i) that certain Stock Pledge Agreement of even date herewith executed and delivered by Youbet to Lender, (ii) that certain Intellectual Property Security Agreement of even date herewith by and between Borrowers and Lender, and (iii) all amendments, restatements and renewals of the foregoing.
Upon the occurrence of an Event of Default at the option of Lender or the legal holder hereof, as the case may be, and without demand therefor or notice thereof from Lender to Borrowers or any other Person, all of the Liabilities shall be immediately due and payable and shall be collectible immediately or at any time after the occurrence and during the continuation of such Event of Default. The acceptance by Lender of any partial payment of the Liabilities after an Event of Default will not establish a custom, or waive any of Lender’s rights or remedies pursuant to this Note, the Collateral Documents, at law, in equity or otherwise. Borrowers and every endorser of this Note hereby each waive presentment, demand and protest, and notice of presentment, demand, protest, default, non-payment, maturity, release, compromise, amendment, modification, settlement, extension or renewal of the Liabilities or this Note, the Covenants, the Collateral Documents or any collateral or security for the Liabilities or the Covenants.

Any forbearance by Lender or the legal holder hereof, as the case may be, in exercising any right or remedy pursuant to this Note or the Collateral Documents, at law, in equity or otherwise, shall not be or be deemed a waiver of nor shall preclude the subsequent exercise of any such right or remedy.
If at any time or times before or after an Event of Default, Lender:
A. employs an accountant, consultant, counsel or any other representative or advisor:
1. with respect to the Liabilities, this Note, the Collateral Documents or otherwise,
2. to represent or consult with Lender in connection with any litigation, contest, dispute, suit or proceeding, or to commence, defend, intervene or take any other action in or with respect to any litigation, contest, dispute, suit or proceeding, whether initiated by Lender, Borrowers or any other Person, in any way or respect arising from, relating to or in connection with the Liabilities, this Note, the Covenants, the Collateral Documents or any collateral or security for the Liabilities or the Covenants, or
3. to enforce any of Lender’s rights or remedies;
B. takes any action or initiates any proceeding to protect, collect, sell, liquidate or otherwise dispose of any of the collateral or security for the Liabilities, the Covenants or the Collateral Documents; or
C. attempts to or enforces any of Lender’s rights or remedies against Borrowers, then the reasonable costs and expenses so incurred by Lender shall be part of the Liabilities payable by Borrowers to Lender upon demand with interest at the Default Rate until actually paid. Without limiting the generality of the foregoing, such reasonable costs and expenses shall include the fees, expenses and charges of attorneys, paralegals, accountants, investment bankers, appraisers, valuation and other specialists, experts, expert witnesses, auctioneers, court reporters and telefax charges, overnight delivery services, messenger services and expenses for travel, lodging and meals.
Each Borrower represents and warrants to Lender that the Liabilities and Borrowers’ use of the principal portion of the Liabilities are solely for general business purposes and consistent with all applicable laws and statutes, including, without limitation, Illinois Compiled Statutes, Chapter 815, Act 205, Section 4 (815 ILCS 205/4). Each Borrower further represents and warrants to Lender that such Borrower does not and will not at any time hereafter own any margin securities, and that none of the principal portion of the Liabilities shall be used for the purpose of (1) purchasing or carrying any margin securities, (2) reducing or retiring any indebtedness which was originally incurred to purchase any margin securities, or (3) any other purpose not permitted by Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.
Borrowers shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, any and all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as shall be reasonably necessary from time to time to give full effect to the Loan Documents and the transactions contemplated thereby.
This Note is executed and delivered by Borrowers to Lender in Chicago, Illinois, and shall be governed, controlled by and construed in accordance with the laws and statutes of the State of Illinois, as to interpretation, enforcement, validity, construction, effect and in all other respects, excluding Illinois choice of law principles.

This Note shall inure to the benefit of Lender, the legal holder hereof and any of their respective successors and assigns, as the case may be, and shall be binding upon each Borrower, its respective legal representatives and successors.
If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed here from and such invalidity or unenforceability shall not affect any other provision of this Note, the balance of which shall remain in and have its intended full force and effect. However, if such invalid or unenforceable provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to have been modified so as to be valid and enforceable to the maximum extent permitted by law. If any rate of interest described in this Note is greater than the rate of interest permitted to be charged or collected by applicable law, as the case may be, such rate of interest shall be reduced to the maximum rate of interest permitted to be charged or collected by applicable law.
This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan Agreement. The Loan Agreement, to which reference is hereby made, sets forth said terms and provisions, including those under which this Note may or must be paid prior to its due date or may have its due date accelerated.
All references to “Borrowers” and “Borrower” shall mean Youbet, United Tote and Youbet Services, both individually and collectively, and jointly and severally, and all representations, warranties, duties, covenants, agreements and obligations of Borrowers shall be the individual and collective representations, warranties, duties, covenants, agreements and obligations of each of Youbet, United Tote and Youbet Services.
EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE BORROWERS AS SET FORTH IN THE LOAN AGREEMENT IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.
BORROWERS AND LENDER IRREVOCABLY AGREE, AND HEREBY CONSENT AND SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, EASTERN DIVISION, WITH REGARD TO ANY ACTIONS OR PROCEEDINGS ARISING FROM, RELATING TO OR IN CONNECTION WITH THE LIABILITIES, THIS NOTE, ANY OF THE COVENANTS, THE COLLATERAL DOCUMENTS OR ANY COLLATERAL OR SECURITY FOR THE LIABILITIES OR THE COVENANTS. EACH BORROWER HEREBY WAIVES ITS RIGHT TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION FILED IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, EASTERN DIVISION. EACH BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY.
[signature page follows]

This Note has been executed and delivered by Borrowers to Lender as of the date first set forth above (a) by each Borrower’s duly authorized officers, and (b) pursuant to resolutions duly adopted by each Borrower’s respective board of directors if and to the extent such authorization is required, by applicable law or otherwise.

Youbet.com, Inc., a Delaware corporation		United Tote Company, a Montana corporation

By:	/s/ James Burk	By:	/s/ James Burk
	Name: James Burk		Name: James Burk
	Title: Chief Financial Officer		Title: Chief Financial Officer

Youbet Services Corporation, a Delaware corporation

By:	/s/ Michael D. Nelson

Name: Michael D. Nelson
Title: Treasurer
[Signature Page to Revolving Note]